UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 15, 2012, Carmike Cinemas, Inc. (the “Corporation”) completed its previously-announced acquisition of 16 entertainment complexes in seven U.S. states, pursuant to a Membership Interest Purchase Agreement (the “Acquisition”), with Rave Reviews Cinemas, L.L.C. (“Rave”) and Rave Reviews Holdings, LLC (“Acquisition Sub”). In consideration of the Acquisition, the Corporation paid approximately $19 million in cash and assumed approximately $100.4 million in outstanding lease obligations. The purchase price is subject to customary working capital and other adjustments. The terms of the Acquisition were previously disclosed in a Current Report on Form 8-K filed by the Corporation on October 1, 2012.

Other than the Acquisition described herein, neither the Corporation nor any of its affiliates has any material relationship with Rave or Acquisition Sub.

Item 7.01. Regulation FD Disclosure.

On November 15, 2012 the Corporation issued a press release announcing the completion of the Acquisition, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The Corporation will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The Corporation will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of September 28, 2012, by and among Carmike Cinemas, Inc., Rave Reviews Cinemas, L.L.C. and Rave Reviews Holdings, LLC (filed as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed on October 1, 2012 and incorporated herein by reference) (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request).

99.1	Press release dated November 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: November 15, 2012	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of September 28, 2012, by and among Carmike Cinemas, Inc., Rave Reviews Cinemas, L.L.C. and Rave Reviews Holdings, LLC (filed as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed on October 1, 2012 and incorporated herein by reference) (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request).

99.1	Press release dated November 15, 2012.